Vessel Revenue	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Vessel revenue
Vessel revenue

During the year ended December 31, 2017, 2016 and 2015, we had five, six, and six vessels that earned revenue through long-term time-charter contracts (with initial terms of one year or greater), respectively. The remaining vessels earned revenue from the Scorpio Group Pools or in the spot market.

Revenue Sources

	For the year ended December 31,
In thousands of U.S. dollars	2017	2016	2015
Pool revenue	$458,730	$485,003	$697,406
Time charter revenue	37,411	36,694	19,714
Voyage revenue (spot market)	16,591	—	38,441
Other revenue	—	1,050	150
	$512,732	$522,747	$755,711